Exhibit 99.1

 IMMEDIATE RELEASE

CONTACTS:
Investors — Scott Pond (801) 345-2657, spond@nuskin.com
Media — Kara Schneck (801) 345-2116, kschneck@nuskin.com

NU SKIN ENTERPRISES PROVIDES UPDATE ON FOURTH-QUARTER RESULTS
Company Sees Significant Revenue Increase; Fifth Consecutive Record Year

PROVO, Utah — Jan. 16, 2013 — In advance of an upcoming presentation at the ICR XChange Conference, Nu Skin Enterprises, Inc. (NYSE: NUS) today provided an update on anticipated results for the fourth quarter of 2012. The company now projects fourth-quarter revenue of approximately $588 million, representing growth of 19 percent over the prior year. The impact of foreign currency exchange on revenue will be negligible for the quarter. Earnings per share are estimated to be from $0.94 to $0.96. The company will provide full details on its fourth-quarter results when it reports earnings on Feb. 6, 2013.

"Our business continues to perform very well," said Truman Hunt, president and chief executive officer. "When we forecasted results for 2012, we knew that we faced a difficult fourth-quarter comparison as a result of recognizing approximately $90 million of revenue from our product launch in the fourth quarter of 2011. However, as a result of the dedicated efforts of our sales leaders and corporate personnel around the world, revenue growth will be 19 percent in the fourth quarter, surpassing prior revenue guidance by $58 million."

The company's estimated revenue of $2.17 billion for the year represents growth of more than 24 percent in 2012, the company's fifth consecutive record year. Earnings growth is anticipated to be approximately 30 percent. In addition, the company repurchased $200 million of its stock during the year, approximately 7 percent of total shares outstanding. The company also recently announced its intention to significantly increase its dividend payment by 50 percent beginning with the first dividend in 2013, resulting in an increase of 140 percent in dividend payout over the last three years.

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Guidance Update
Jan. 16, 2013

"We continue to believe that 2013 will be yet another record year. As forecasts become clearer for our ageLOC weight management launch in the back half of 2013, we look forward to updating the market on our full-year guidance. We see great enthusiasm building for this launch, reinforcing our forecast for strong results," concluded Hunt.

Ritch Wood, the company's chief financial officer, will be presenting at the ICR XChange conference on Jan. 17 at noon (EDT). Those wishing to access the webcast and accompanying slides can visit the Investor Relations page on Nu Skin Enterprises' website, http://ir.nuskin.com. An archive of the webcast will be available at this same URL through Feb, 1, 2013.
About Nu Skin Enterprises, Inc.
Nu Skin Enterprises, Inc. demonstrates its tradition of innovation through its comprehensive anti-aging product portfolio, independent business opportunity and corporate social responsibility initiatives. The company's scientific leadership in both skin care and nutrition has established Nu Skin as a premier anti-aging company. The company's anti-aging products feature the new ageLOC® suite of products including the ageLOC® R2 nutritional supplement, ageLOC® Galvanic Spa System and ageLOC® Galvanic Body Spa™, as well as the ageLOC® Transformation daily skin care system. A global direct selling company, Nu Skin operates in 53 markets worldwide and has more than 900,000 active distributors and preferred customers. Nu Skin is traded on the New York Stock Exchange under the symbol 'NUS'. More information is available at http://www.nuskin.com.

Please Note: This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended that represent the company's current expectations and beliefs. All statements other than statements of historical fact are "forward-looking statements" for purposes of federal and state securities laws and include, but are not limited to, statements of management's expectations regarding the company's performance, initiatives, strategies and new product introductions; statements of estimates or projections regarding revenue, earnings per share, foreign currency impact, the amount and timing of future dividend payments and other financial items; statements of belief; and statements of assumptions underlying any of the foregoing. In some cases, you can identify these statements by forward-looking words such as "believe," "expect," "project," "anticipate," "estimate," "intend," "plan," "targets," "likely," "will," "would," "could," "may," "might," the negative of these words and other similar words.

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Guidance Update
Jan. 16, 2013

The forward-looking statements and related assumptions involve risks and uncertainties that could cause actual results and outcomes to differ materially from any forward-looking statements or views expressed herein. These risks and uncertainties include, but are not limited to, the following:

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estimates and guidance concerning anticipated revenue, earnings per share and the impact of foreign currency are preliminary estimates, and actual results may differ from the estimates and guidance provided based on a number of factors, including higher than anticipated expenses, changes in reserves, and year-end and other financial statement or audit adjustments;

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the actual declaration and payment of the planned dividends by the Board of Directors is subject to any changes in the company's net earnings, financial condition, cash requirements, future prospects or other factors deemed relevant by the company's board of directors that could cause the Board of Directors to reduce or discontinue the payment of currently planned quarterly dividends;

•	any failure of current or planned initiatives or products to generate interest among distributors and customers and generate sponsoring and selling activities on a sustained basis;
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risks related to accurately predicting, delivering or maintaining sufficient quantities of products to support our planned initiatives or launch strategies, including possible ingredient supply limitations;

•	challenging economic conditions globally;
•	risk of foreign currency fluctuations and the currency translation impact on the company's business associated with these fluctuations;
•	risks associated with general inquiries and complaints to consumer protection agencies in Japan regarding the activities of some distributors;
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regulatory risks associated with the company's products, which could require the company to modify its claims or inhibit the company's ability to import or continue selling a product in a market if it is determined to be a medical device or if it is unable to register the product in a timely manner under applicable regulatory requirements;

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continued regulatory scrutiny and investigations in Mainland China, which have from time to time in the past, and could in the future, negatively impact the company's business, including the interruption of sales activities in stores, loss of licenses, and the imposition of fines;

•	adverse publicity related to the company's business, products, industry or any legal actions or complaints by distributors or others;
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any prospective or retrospective increases in duties on the company's products imported into the company's markets outside of the United States and any adverse results of tax audits or unfavorable changes to tax laws in the company's various markets; and

•	continued competitive pressures in the company's markets.

The company's financial performance and the forward-looking statements contained herein are further qualified by a detailed discussion of associated risks set forth in the documents filed by the company with the Securities and Exchange Commission.  The forward-looking statements set forth the company's beliefs as of the date that such information was first provided and the company assumes no duty to update the forward-looking statements contained in this release to reflect any change except as required by law.

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